U.S. SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):    October 23, 2003
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                                BSP ONELINK, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)


     Commission file number:  333-81922


              Delaware                                 43-1941213
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     (State or other jurisdiction          (I.R.S. Employer Identification No.)
   of incorporation or organization)

     One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA        94105
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              (Address of principal executive offices)                (Zip Code)


                                 (415) 293-8277
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               Registrant's telephone number, including area code


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                                BSP Onelink, Inc.

                    Information to be Included In the Report

Item 5.  Other Events and Regulation FD Disclosure.
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     On October 23, 2003, the Company issued a news release, a copy of which is attached hereto as Exhibit 99.1.


Item 7.  Financial Statements and Exhibits.
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(c) Exhibits.

     99.1 News Release, dated October 23, 2003.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                             BSP Onelink, Inc.
                                             -----------------
                                             (Registrant)


Date: October 23, 2003                       /s/ F.W. Guerin
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                                             F.W. Guerin
                                             Chief Executive Officer